UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 20, 2020
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2020, AGCO Corporation announced that Martin H. Richenhagen will be retiring as director, Chairman of the Board, President and Chief Executive Officer of the Company effective December 31, 2020. Mr. Richenhagen will retain his current titles and responsibilities through December 31, 2020.

The Company also announced that Mr. Richenhagen will be succeeded as Chairman of the Board, President and Chief Executive Officer of the Company on January 1, 2021 by Eric P. Hansotia, the Company’s current Senior Vice President, Chief Operating Officer. Mr. Hansotia was appointed a director of the Company effective as of August 20, 2020. Mr. Hansotia will retain his current title and responsibilities through December 31, 2020.

Mr. Hansotia has served as the Company’s Senior Vice President, Chief Operating Officer since January 2019. From January 2015 to January 2019, Mr. Hansotia served as the Company’s Senior Vice President, Global Crop Cycle and Fuse Connected Services, and from July 2013 to January 2015 served as Senior Vice President, Global Harvesting and Advanced Technology Solutions. Prior to joining the Company, Mr. Hansotia worked in various positions for John Deere, including Senior Vice President, Global Harvesting, from 2012 to 2013 and Vice President, Global Crop Care based in Mannheim, Germany from 2009 to 2012. Prior positions with John Deere include: from 2005 to 2009 – General Manager, Harvester Works; from 2004 to 2005 – Vice President, Global Forestry; and from 1993 to 2004 – various roles at John Deere.

A copy of the Company’s press release dated August 20, 2020, announcing Mr. Richenhagen’s retirement and the appointment of Mr. Hansotia, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the promotion of Mr. Hansotia, Mr. Hansotia will enter into a new employment agreement effective as of January 1, 2021 on terms that will be finalized in the interim.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2020, the Board adopted an amendment to Article II, Section 1 of the Company’s Amended and Restated By-laws to increase the maximum number of directors that can serve on the Board from eleven (11) to twelve (12) directors.

The foregoing summary of the amendment is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws, as amended on August 20, 2020, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws.
99.1	Press release dated August 20, 2020.
104	Cover Page Interactive Data File - the cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck
Andrew H. Beck Senior Vice President and Chief Financial Officer
Dated: August 20, 2020